Reorganization Items (Tables)	12 Months Ended
Dec. 31, 2012
Summary Of Reorganization Items

In accordance with authoritative accounting guidance issued by the FASB, separate disclosure is required for reorganization items, such as certain expenses, provisions for losses and other charges directly associated with or resulting from the reorganization and restructuring of the business, which have been realized or incurred during the Chapter 11 Cases. Reorganization items were comprised of the following (in thousands):

	Successor	Predecessor
	Period from February 25 through December 31, 2012	Period from January 1 through February 24, 2012
			Year Ended December 31,
			2011	2010
Cancellation of debt	$—	$298,831	$—	$—
Plan implementation and fresh start valuation adjustments	—	(49,302)	—	—
Professional fees	(2,525)	(7,813)	(21,182)	—
Write-off of Old Notes deferred loan costs	—	(8,258)	—	—

Total reorganization items, net	$(2,525)	$233,458	$(21,182)	$—